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                                                                   Exhibit 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-79703) of UCBH Holdings, Inc. of our report dated June 5, 2002 relating to the financial statements of United Commercial Bank Savings Plus Plan, which appears in this Form 11-K.

PricewaterhouseCoopers LLP

San Francisco, California
June 19, 2002